CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

DONALD H. ROLFE, Principal Executive Officer, and MARIAH L. CORIA, Treasurer and Principal Financial Officer of American Mutual Fund (the "Registrant"), each certify to the best of her or his knowledge that:

1.The Registrant's periodic report on Form N-CSR for the period ended April 30, 2026 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer

American Mutual Fund

/s/ Donald H. Rolfe

Donald H. Rolfe, Principal Executive Officer

Date: July 08, 2026

Principal Financial Officer

American Mutual Fund

/s/ Mariah L. Coria

Mariah L. Coria, Treasurer and Principal Financial Officer

Date: July 08, 2026

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to American Mutual Fund and will be retained by American Mutual Fund and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.